UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2021

MATTERPORT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39790	85-1695048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

352 East Java Drive
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 641-2241

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	MTTR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	MTTRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 28, 2021 (the “Original Form 8-K”), as amended by Amendment No. 1 on Form 8-K/A filed with the SEC on July 29, 2021 (“Amendment No. 1” and, together with the Original Form 8-K, the “Existing Form 8-K”).

Matterport, Inc. (formerly known as Gores Holdings VI, Inc.) (the “Company”) is filing this Amendment to the Existing Form 8-K to include (a) the unaudited condensed consolidated financial statements of Matterport Operating, LLC (formerly known as Matterport, Inc.) (“Legacy Matterport”) and its subsidiaries as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020 as Exhibit 99.2, (b) the Management’s Discussion and Analysis of Financial Conditions and Results of Operations of Legacy Matterport for the three and six months ended June 30, 2021 and 2020 as Exhibit 99.3 and (c) the unaudited pro forma condensed combined financial information of the Company as of June 30, 2021, for the six months ended June 30, 2021, and for the year ended December 31, 2020 as Exhibit 99.4. Accordingly, the Existing Form 8-K is hereby amended solely to amend and restate Item 9.01. The Existing Form 8-K otherwise remains unchanged.

Item 9.01. Financial Statement and Exhibits.

(a) Financial statements of businesses acquired

The financial statements of the Company included in the Company’s quarterly report on Form 10-Q filed on August 16, 2021 are incorporated herein by reference.

The financial statements of Legacy Matterport as of and for the years ended December 31, 2020 and 2019 are included in the Company’s Proxy Statement, filed with the SEC on June 21, 2021, beginning on page F-39 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Legacy Matterport, as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020, and the related notes thereto set forth in Exhibit 99.2 to this Current Report on Form 8-K are incorporated herein by reference.

(b) Pro Forma Financial Information

The information set forth in Exhibit 99.4 to this Current Report on Form 8-K, which includes the unaudited pro forma condensed combined financial information of the Company as of June 30, 2021 and for the six months ended June 30, 2021 and for the year ended December 31, 2020, is incorporated herein by reference.

(c) List of Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of February 7, 2021, by and among Gores Holdings VI, Inc., Maker Merger Sub, Inc., Maker Merger Sub II, LLC, and Matterport, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 8, 2021).

3.1	Second Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 28, 2021).

3.2	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 28, 2021).

Exhibit No.	Description

4.1	Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Company’s registration statement on Form S-1, filed October 5, 2020).

4.2	Form of Warrant Agreement, dated as of December 15, 2020, by and between Gores Holdings VI, Inc., and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.4 to the Company’s registration statement on Form S-1, filed October 5, 2020).

4.3	Amendment to Warrant Agreement, date as of July 22, 2021, by and between Matterport, Inc. and American Stock and Transfer Trust, as warrant agent (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 28, 2021).

4.4	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-1 (Registration No. 333-249312), filed with the Securities and Exchange Commission on October 5, 2020).

10.1	Amended and Restated Registration Rights Agreement, dated as of July 22, 2021, by and among the Company, Gores Sponsor VI LLC and certain other parties (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 28, 2021).

10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 28, 2021).

10.3†	Matterport, Inc. 2021 Incentive Award Plan and related forms of award agreements (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 28, 2021).

10.4†	Matterport, Inc. 2021 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 28, 2021).

10.5†	Matterport, Inc. Amended and Restated 2011 Stock Incentive Plan (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 28, 2021).

10.6	Form of Individual Investor Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8 K, filed with the Securities and Exchange Commission on February 8, 2021).

10.7	Form of Institutional Investor Subscription Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 8, 2021).

16.1	Letter to the Securities and Exchange Commission from KPMG LLP, dated July 28, 2021 (incorporated by reference to Exhibit 16.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 28, 2021).

21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 28, 2021).

99.1	Unaudited pro forma condensed consolidated combined financial information of Matterport, Inc., for the three months ended March 31, 2021 and for the year ended December 31, 2020 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 28, 2021).

Exhibit No.	Description

99.2	Unaudited condensed consolidated financial statements of Matterport, Inc., as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Matterport, Inc. for the three and six months ended June 30, 2021 and 2020.

99.4	Unaudited pro forma condensed consolidated combined financial information of Matterport, Inc., for the six months ended June 30, 2021 and for the year ended December 31, 2020.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*

The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon its request.

†	Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matterport, Inc.

Date: August 16, 2021	By:	/s/ James D. Fay
	Name:	James D. Fay
	Title:	Chief Financial Officer

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